UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
__________________________
FORM 8-K
__________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 5, 2021
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bluebird bio, Inc.
(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-35966	13-3680878
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Binney Street, Cambridge, MA		02142
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: (339) 499-9300
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	BLUE	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02    Results of Operations and Financial Condition.

bluebird bio, Inc. (the “Company” or “bluebird”) intends to share with investors the amount of cash, cash equivalents and marketable securities it had on hand as of December 31, 2020. Although the Company has not finalized its financial results for the twelve months ended December 31, 2020, the Company currently anticipates that its cash, cash equivalents and marketable securities were approximately $1.3 billion as of December 31, 2020. This information is unaudited and does not present all information necessary for an understanding of the Company’s financial condition as of December 31, 2020 and its results of operations for the twelve months ended December 31, 2020. The Company expects to announce its full results for the twelve months ended December 31, 2020 on or before March 1, 2021.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 5, 2021, the board of directors (the “Board”) of the Company upon the recommendation of the Board’s Nominating and Corporate Governance Committee, appointed Ramy Ibrahim, M.D. as a director of the Company’s Board, effective January 7, 2021. Dr. Ibrahim will serve as a Class I director, to serve until the Company’s annual meeting of stockholders in 2023. Dr. Ibrahim was also appointed to serve on the Nominating and Corporate Governance Committee of the Board.

Dr. Ibrahim is a recognized leader in clinical development in immunotherapy and cell therapy. He is currently serving as a consultant for the Parker Institute for Cancer Immunotherapy (PICI) where he was recently the Chief Medical Officer and built the clinical capabilities within the institute as well as worked with renowned cell therapy experts to support building world class cell therapy startups. Before joining PICI, Dr. Ibrahim was the vice president and Global Therapeutic area head for Immuno-Oncology clinical development for AstraZeneca/MedImmune, leading the global clinical team developing multiple immunotherapies. In addition, as a member of the Bristol-Myers Squibb Immuno-oncology program, he served on the Yervoy (ipilimumab) clinical team supporting the program from early phase II through multiple global launches of the first FDA-approved immune checkpoint inhibitor. In addition to his engagement with investment firms, Dr. Ibrahim also serves on the Scientific Advisory Board of Harpoon and on the Board of Directors for Surface Oncology.

In connection with this appointment, on January 7, 2021 the Company granted Dr. Ibrahim a stock option to purchase 4,500 shares of the Company’s common stock, par value $0.01 per share (“Common Stock”), at a purchase price equal to the closing price per share of the Common Stock on the NASDAQ Global Select Market on January 7, 2021, and restricted stock units for 2,250 shares of Common Stock. The stock options and restricted stock units vest ratably over three years in annual installments.

There are no arrangements or understandings between Dr. Ibrahim and any other persons pursuant to which he was selected as a director, and Dr. Ibrahim has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

On January 9, 2021, David P. Schenkein, M.D. notified the Company of his resignation as a Class III director from the Company’s Board and Nominating and Corporate Governance Committee of the Board effectively immediately. Dr. Schenkein’s resignation was not caused by any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In addition, on January 11, 2021, bluebird announced certain planned future changes in the composition of its board of directors and management in connection with, and contingent upon successful completion of its announced intent to separate its core severe genetic disease and its oncology businesses into two independent, publicly-traded companies (bluebird and Oncology Newco, respectively). Effective upon the separation, which is expected to be completed by the end of 2021: Nick Leschly would become chief executive officer of Oncology Newco and executive chair of the board of directors of bluebird, and step down from his position as chief executive officer of bluebird; Daniel Lynch would become chair of the board of directors of Oncology Newco, and step down from his position as chair of the board of directors of bluebird; and Andrew Obenshain, 47, would become chief executive officer of bluebird. Mr. Obenshain joined bluebird in 2016 as its senior vice president, Head of Europe, and since then has served in roles of increasing responsibility and currently as president of bluebird’s severe genetic disease business. Prior to joining bluebird, Mr. Obenshain was the General Manager of France and Benelux at Shire in Paris, France, overseeing a portfolio including seven rare disease products.

The Company plans to announce, at a later date, additional management team members and members of the board of directors for each of bluebird and Oncology Newco to be effective upon the separation.

This Current Report on Form 8-K contains forward-looking statements. Investors are cautioned not to place undue reliance on these forward-looking statements, including statements about the planned separation, the timing of the separation, and leadership of each of bluebird and Oncology Newco. Each forward-looking statement is subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such statement. Applicable risks and uncertainties include those related to the possibility that we may not complete the separation on the terms or timeline currently contemplated if at all, achieve the expected benefits of a separation, and that a separation could harm our business, results of operations and financial condition; the risk that the transaction might not be tax-free; the risk that we may be unable to make, on a timely or cost-effective basis, the changes necessary to operate as independent companies; Oncology Newco's lack of independent operating history and the risk that its accounting and other management systems may not be prepared to meet the financial reporting and other requirements of operating as an independent public company; the risk that dedicated financial and/or strategic funding sources may not be available on favorable terms; the risk that a separation or announcement thereof may adversely impact our ability to attract or retain key personnel; the risk that a separation may adversely impact the effectiveness of development and commercialization efforts by us and our partners; the risk of possible disruption to our businesses as a result of the announcement or pendency of the separation; and the risks listed under the heading “Risk Factors” and elsewhere in bluebird’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, and in bluebird’s subsequent SEC filings. These forward-looking statements (except as otherwise noted) speak only as of the date of this Current Report on Form 8-K, and bluebird undertakes no obligation to update these forward-looking statements.

Item 7.01    Regulation FD Disclosure.

On January 11, 2021, bluebird conducted an investor webcast announcing its intent to separate its core severe genetic disease and oncology businesses into independent publicly-traded companies. A copy of the presentation is being furnished as Exhibit 99.1, which is incorporated herein by reference.

The information in this Current Report on Form 8-K pursuant to Item 7.01 is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references the information furnished pursuant to Item 7.01 of this Current Report.

Item 8.01    Other Events.

    On January 11, 2021, bluebird issued a press release announcing its intent to separate its core severe genetic disease and oncology businesses into independent publicly-traded companies.

    The full text of bluebird’s press release regarding the announcement is filed as Exhibit 99.2 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Slides presented to Investors furnished by bluebird bio, Inc. on January 11, 2021.
99.2	Press release issued by bluebird bio, Inc. on January 11, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 11, 2021	bluebird bio, Inc.

	By:	/s/ Jason F. Cole
Jason F. Cole
Chief Operating and Legal Officer